CERTIFICATION OF PRINCIPAL FINANCIAL
OFFICER PURSUANT TO U.S.C SECTION
1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith A. Goldan, Chief Financial Officer of OptiNose, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

1.
the Annual Report on Form 10-K of the Company for the year ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 13, 2018	/s/ Keith A. Goldan Keith A. Goldan Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)